SemiAnnual Report

T. Rowe Price
Georgia Tax-Free Bond Fund

August 31, 1995

For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:
1-800-638-2587 toll free
625-7676 Baltimore area

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Georgia Tax-Free Bond Fund.

Invest With Confidence(registered trademark)
T. Rowe Price

GAB

Fellow Shareholders

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

Market Environment

Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85% compared with an 80-basis-point drop in 30-year Treasury bonds.
      The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 2). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.
      Georgia municipal bonds followed national market trends in general, but the new issue supply was lighter. Georgia issuers sold 42% less debt during the first eight months of this year than in the same period last year, compared with a 22% drop nationally. The summer's supply was dominated by two state general obligation issues and a large borrowing by the Cobb County School District. Because of this scarcity

Graph 1 - Georgia Bond Yield Index

Source: T. Rowe Price Associates, Inc.

of supply, Georgia bonds have traded at yields below national levels, and there is little prospect of relief in the near term.
      Georgia's economy remained one of the fastest growing in the nation, as ripple effects from the upcoming 1996 Olympics create numerous jobs. The strong economy has translated into healthy state and local finances. As evidence, Moody's recently upgraded Cobb County's credit rating to Aaa, and Standard & Poor's revised the outlook for Georgia's credit rating (now AA+) to "positive."

Strategy and Performance Review

Faced with a choppy interest rate environment during the past six months as well as a tight supply of Georgia bonds, we sought to maintain a neutral to slightly aggressive duration posture through a combination of higher-coupon bonds that provide steady income and lower-coupon, discount issues that offer appreciation potential. Cash was held to a minimum. The fund's duration fluctuated around 8 years, ending the period at 7.7 years. (A duration of 7.7 means that the fund's price could be expected to rise or fall approximately 7.7% for each one percentage point fall or rise in interest rate levels.)
      One of our goals was to improve yield, but with most new issues either insured or highly rated, opportunities were few. The option of purchasing some lower-rated issues became less attractive during the period as their yield advantage over high-quality issues narrowed - a typical development when supply is light. We put new cash to work primarily in high-quality, long-term bonds, improving your fund's diversification in the process.
      Although the fund's return was modest for the quarter, results for longer periods were solid. The 4.4% return for the past six months brought the fund's year-to-date gain to 10.9%. Your fund performed slightly above its peer group for the quarter and slightly below it for the six-month period, as shown below.

Performance Comparison
                                    Periods Ended 8/31/95

                                   _____________________

                                   3 Months       6 Months

                                   _________      _________

Georgia Tax-Free Bond Fund            0.51%         4.40%

Lipper Georgia Municipal
Debt Fund Average                     0.43          4.66

Outlook

For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.
      Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.
      The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax-exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.
      Given the strength of the Georgia economy, strong credit ratings for many bonds, and the probability of sparse new issue supply, we believe the fundamentals for Georgia municipal bonds remain sound. We will continue to look for opportunities to strengthen yield and earn attractive overall returns.


Respectfully submitted,




Mary J. Miller
Chairman of the Investment Advisory Committee

September 20, 1995

Municipal Bonds Hindered by Tax Reform Proposals

In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals.Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.
      Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields have approached those of long-term Treasury bonds.

Portfolio Highlights

Key Statistics

                                                 Periods Ended
Dividend Yield                                      8/31/95
___________________________                     _______________

3 Months*                                             5.16%

6 Months*                                             5.24

SEC 30-Day Yield                                      5.15

Dividend Per Share
___________________________

3 Months                                             $0.13

6 Months                                              0.26

Change in Price Per Share
___________________________

3 Months (From $10.18 to $10.10)                    $-0.08

6 Months (From $9.93 to $10.10)                       0.17

Weighted Average Quality**                             2.4

Weighted Average Maturity                       17.7 years

Weighted Average Effective Duration              7.7 years

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

 ** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

Sector Diversification
                                                Percent of Net Assets
                                                       8/31/95
                                                  _________________

Nuclear Revenue                                            16%

Water and Sewer Revenue                                    13

General Obligation - Local                                 12

Hospital Revenue                                           11

Housing Finance Revenue                                    11

Dedicated Tax Revenue                                       8

Lease Revenue                                               8

Air and Sea Transportation Revenue                          7

Electric Revenue                                            6

Pooled Loan Revenue                                         4

Educational Revenue                                         3

General Obligation - State                                  3

Industrial and Pollution Control Revenue                    2

Miscellaneous Revenue                                       2

Other Assets Less Liabilities                              -6


Average Annual Compound Total Return

Periods ended August 31, 1995
                                                     Since
                                                   Inception
1 Year                                             (3/31/93)
_______                                            ________

8.05%                                                5.88%

Note: For the above periods ended 6/30/95, the fund's returns were 8.54% and 5.53%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Statement of Net Assets

T. Rowe Price Georgia Tax-Free Bond Fund / August 31, 1995 (Unaudited)

(amounts in thousands)
   Amount                                            Value
   ___________                                 ___________

GEORGIA - 100.4%

Albany Dougherty County Hosp., Phoebe
Putney Memorial Hosp.,(AMBAC Insured),
5.00%, 9/1/20. . . . . . . . . . . . . . . . . . . .$   1,000  $   878
Atlanta, Airport Fac., 6.30%, 1/1/07 . . . . . . . .    1,270    1,279
(FGIC Insured), 6.50%, 1/1/13 *. . . . . . . . . . .      500      521
Burke County PCR, Georgia Power,
VRDN (Currently 3.50%) . . . . . . . . . . . . . . .      300      300
   Oglethorpe Power, (MBIA Insured),
   7.80%, 1/1/08 . . . . . . . . . . . . . . . . . .      560      659
Chatham County School Dist., GO, 6.25%,
8/1/16 . . . . . . . . . . . . . . . . . . . . . . .      625      643
      (MBIA Insured), 6.75%, 8/1/18. . . . . . . . .      750      809
DeKalb County, Association of County
Commissioners of Georgia Leasing Program,
COP, (FGIC Insured), 6.80%, 12/1/15. . . . . . . . .    1,000    1,090
Fulton County Hosp. Auth., Northside Hosp.,
RAC, (MBIA Insured), 5.375%, 10/1/12 . . . . . . . .    1,000      954
Fulton County Housing Auth., Single Family,
(GNMA Guaranteed), 6.55%, 3/1/18 * . . . . . . . . .    1,000    1,012
Fulton County Water & Sewage, (FGIC
Insured), 6.25%, 1/1/09. . . . . . . . . . . . . . .    1,000    1,082
      6.375%, 1/1/14 . . . . . . . . . . . . . . . .      500      537
Gainesville & Hall Counties Hosp. Auth.,
Northeast Georgia Healthcare, RAC,
(MBIA Insured), 5.75%, 10/1/17 . . . . . . . . . . .    1,200    1,176
Gainesville Water & Sewage, (FGIC Insured),
6.00%, 11/15/12. . . . . . . . . . . . . . . . . . .    1,000    1,040
Georgia, GO, 3.25%, 7/1/14 . . . . . . . . . . . . .    1,000      722
Georgia Hosp. Equipment Fin. Auth., Pooled
Hosp. Loan, VRDN (Currently 3.55%) . . . . . . . . .    1,058    1,058
      Pooled Hosp. Loan, (MBIA Insured),
      VRDN (Currently 3.55%) . . . . . . . . . . . .      100      100
Georgia Housing & Fin. Auth., Single
Family Mortgage, 6.65%, 12/1/20 *. . . . . . . . . .      500      509
      (FHA Guaranteed), 6.50%, 12/1/17 * . . . . . .    1,000    1,011
      6.60%, 12/1/23 * . . . . . . . . . . . . . . .      450      456
Georgia Municipal Gas Auth., 6.00%, 7/1/04 . . . . .      500      519
Gwinnett County Water & Sewage,
Zero Coupon, 8/1/10. . . . . . . . . . . . . . . . .    1,000      435
Metropolitan Atlanta Rapid Transit Auth.,
Sales Tax, (MBIA Insured), 6.90%, 7/1/20 . . . . . .    1,000    1,092
Monroe County, PCR, Gulf Power,
VRDN (Currently 3.60%) . . . . . . . . . . . . . . .    1,000    1,000
Municipal Electric Auth. of Georgia,
6.40%, 1/1/09. . . . . . . . . . . . . . . . . . . .    1,000    1,068
      (AMBAC Insured), 7.25%, 1/1/24 . . . . . . . .    1,000    1,197
Paulding County School Dist., GO,
(MBIA Insured), 6.00%, 2/1/13. . . . . . . . . . . .    1,000    1,035
Peach County School Dist., GO,
(MBIA Insured), 6.50%, 2/1/07. . . . . . . . . . . .      300      335
Putnam County Dev. Auth., PCR, Georgia Power,
(FGIC Insured), 7.25%, 7/1/21. . . . . . . . . . . .    1,000    1,048
Rockdale County School Dist., GO,
6.50%, 1/1/09. . . . . . . . . . . . . . . . . . . .    1,000    1,077
Rockdale IDA, Solid Waste Disposal,
7.40%, 1/1/16 *. . . . . . . . . . . . . . . . . . .      500      502
Savannah Economic Dev. Auth., Union Camp Corp.,
6.15%, 3/1/17. . . . . . . . . . . . . . . . . . . .      500      511
Smyrna Downtown Dev. Auth., (MBIA Insured),
6.70%, 2/1/20. . . . . . . . . . . . . . . . . . . .    1,000    1,068

PUERTO RICO - 5.9%

Puerto Rico Electric Power Auth.,
6.00%, 7/1/15. . . . . . . . . . . . . . . . . . . .      500      495
Puerto Rico Highway & Transportation Auth.,
(FSA Insured), 6.625%, 7/1/12. . . . . . . . . . . .    1,000    1,069

                                                               Value
                                                               ______
Total Investments in Securities -
106.3% of Net Assets (Cost  $27,313) . . . . . . . .           $28,287

Other Assets Less Liabilities  . . . . . . . . . . .            (1,676)

Net Assets Consist of:                                Value
                                                    _________

Accumulated net investment income -
net of distributions . . . . . . . . . . . . . . . .  $     1
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . . .   (1,391)
Net unrealized gain (loss) . . . . . . . . . . . . .      974
Paid-in-capital applicable to 2,634,183
no par value shares of beneficial interest
outstanding; unlimited number of
shares authorized. . . . . . . . . . . . . . . . . .   27,027
                                                    _________

NET ASSETS . . . . . . . . . . . . . . . . . . . . .           $26,611
       . . . . . . . . . . . . . . . . . . . . . . .        __________
       . . . . . . . . . . . . . . . . . . . . . . .        __________

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . .            $10.10
                                                                ______
                                                                ______

    * Interest subject to alternative minimum tax
AMBAC AMBAC Indemnity Corp.
  COP Certificates of Participation
 FGIC Financial Guaranty Insurance Company
  FHA Federal Housing Authority
  FSA Financial Security Assurance Corp.
 GNMA Government National Mortgage Association
   GO General Obligation
  IDA Industrial Development Authority
 MBIA Municipal Bond Investors Assurance Corp.
  PCR Pollution Control Revenue
  RAC Revenue Anticipation Certificate
 VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Georgia Tax-Free Bond Fund / Six Months Ended August 31, 1995 (Unaudited)

(in thousands)

INVESTMENT INCOME

   Interest Income . . . . . . . . . . . . . . . . .$     741
                                                  ___________
Expenses
   Custody and accounting. . . . . . . . . . . . . .       43
   Shareholder servicing . . . . . . . . . . . . . .       28
   Legal and audit . . . . . . . . . . . . . . . . .        6
   Trustees. . . . . . . . . . . . . . . . . . . . .        3
   Prospectus and shareholder reports. . . . . . . .        2
   Miscellaneous . . . . . . . . . . . . . . . . . .        1
                                                  ___________

   Total expenses. . . . . . . . . . . . . . . . . .       83
                                                  ___________

Net investment income. . . . . . . . . . . . . . . .      658
                                                  ___________

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
   Securities. . . . . . . . . . . . . . . . . . . .       87
   Futures . . . . . . . . . . . . . . . . . . . . .      (54)
   Options . . . . . . . . . . . . . . . . . . . . .       (6)
                                                  ___________

   Net realized gain (loss). . . . . . . . . . . . .       27
   Change in net unrealized gain or
   loss on securities. . . . . . . . . . . . . . . .      387
                                                  ___________

Net realized and unrealized gain (loss). . . . . . .      414
                                                  ___________

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS. . . . . . . . . . . . . . . . . . .$   1,072
                                                  ___________
                                                  ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Georgia Tax-Free Bond Fund (Unaudited)

(in thousands)

                                                Six Months  Year Ended
                                                Ended Aug.    Feb.28,
                                                 31, 1995      1995
                                                __________  __________

INCREASE (DECREASE) IN NET ASSETS FROM

Operations
    Net investment income  . . . . . . . . . .    $    658   $  1,109
    Net realized gain (loss) . . . . . . . . .          27     (1,415)
    Change in net unrealized
    gain or loss . . . . . . . . . . . . . . .         387        599
                                                  ________  _________
Increase (decrease) in
net assets from operations . . . . . . . . . .       1,072        293
                                                 _________  _________
Distributions to shareholders
    Net investment income. . . . . . . . . . .        (658)    (1,109)
    Net realized gain. . . . . . . . . . . . .           -       (102)
                                                 _________  _________
    Decrease in net assets from
    distributions. . . . . . . . . . . . . . .        (658)    (1,211)
                                                 _________  _________
Capital share transactions*
    Shares sold. . . . . . . . . . . . . . . .       5,064     10,668
    Distributions reinvested . . . . . . . . .         496      1,002
    Shares redeemed. . . . . . . . . . . . . .      (2,701)   (10,028)
                                                 _________  _________
    Increase (decrease) in net assets
    from capital share transactions. . . . . .       2,859      1,642
                                                 _________  _________
Increase (decrease) in net assets. . . . . . .       3,273        724

NET ASSETS
Beginning of period. . . . . . . . . . . . . .      23,338     22,614
                                                 _________  _________
End of period. . . . . . . . . . . . . . . . .    $ 26,611   $ 23,338
                                                 _________  _________
                                                 _________  _________

*Share information
    Shares sold. . . . . . . . . . . . . . . .         504      1,099
    Distributions reinvested . . . . . . . . .          50        103
    Shares redeemed. . . . . . . . . . . . . .        (270)    (1,032)
                                                 _________  _________
    Increase (decrease) in
    shares outstanding . . . . . . . . . . . .         284        170
                                                 _________  _________
                                                 _________  _________


The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

T. Rowe Price Georgia Tax-Free Bond Fund / August 31, 1995  (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the Trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a non-diversified , open-end management investment company, is one of the portfolios established by the Trust.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.
      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.
      Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $14,187,000 and $11,091,000, respectively, for the six months ended August 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,120,000, which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
      At August 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $27,313,000 and net unrealized gain aggregated $974,000, of which $983,000 related to appreciated investments and $9,000 to depreciated investments.


Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
      Under the terms of the investment management agreement, the Manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 1999, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $56,000 of management fees were not accrued by the fund for the six months ended August 31, 1995. Additionally, $285,000 of unaccrued management fees and expenses related to a previous expense limitation are subject to reimbursement through February 28, 1997.
      In addition, the fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $54,000 for the six months ended August 31, 1995, of which $11,000 was payable at period-end.

Financial Highlights

T. Rowe Price Georgia Tax-Free Bond Fund (Unaudited)

                           For a share outstanding throughout each period
                           _______________________________________________

                                                           March 31, 1993
                               Six Months                 (Commencement of
                                  Ended       Year Ended    Operations)
                               August 31,    February 28,  to February 28,
                                  1995           1995           1994
                           ________________________________________________

NET ASSET VALUE,
BEGINNING OF PERIOD. . . . . . . . .$9.93      $10.37           $10.00
                                 ______        ______           ______
Investment Activities
  Net investment income. . . . . . .0.26*        0.51*            0.43*
  Net realized and
  unrealized gain (loss) . . . . . .0.17        (0.39)            0.41
                                 ______        ______           ______
Total from
Investment Activities. . . . . . . .0.43         0.12             0.84
                                 ______        ______           ______
Distributions
  Net investment income. . . . . . .(0.26)      (0.51)           (0.43)
  Net realized gain. . . . . . . . .  -         (0.05)           (0.04)
                                 ______        ______           ______

Total Distributions. . . . . . . . .(0.26)      (0.56)           (0.47)
                                 ______        ______           ______

NET ASSET VALUE,
END OF PERIOD. . . . . . . . . . . .$10.10      $9.93           $10.37
                                 ______        ______           ______
                                 ______        ______           ______

RATIOS / SUPPLEMENTAL DATA

Total Return . . . . . . . . . . . .4.40%        1.42%            8.45%

Ratio of Expenses to
Average Net Assets . . . . . . . . .0.65%!*      0.65%*           0.65%!*

Ratio of Net Investment
Income to Average
Net Assets . . . . . . . . . . . . .5.19%!       5.26%            4.48%!

Portfolio Turnover Rate. . . . . . .92.5%!      170.2%           154.8%!

Net Assets, End of
Period (in thousands). . . . . . . .$26,611   $23,338          $22,614

!   Annualized.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.

Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services -- at no extra cost.

Knowledgeable Service Representatives
By Phone -- Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person -- Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services
      Tele*Access(Registered Trademark) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.
      PC*Access(Registered Trademark) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services
      Checking -- Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond
Fund).
      Automatic Investing -- Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.
      Automatic Withdrawal -- If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.
      Dividend and Capital Gains Payment Options -- Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information
      Combined Statement -- A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type -- stock, bond, and money market. Detail pages itemize account transactions by fund.
      Shareholder Reports -- Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.
      The T. Rowe Price Report -- A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.
      Insights -- A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.
      Detailed Investment Guides -- Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage
You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.


Chart 1: Georgia Bond Yield Index - A single line chart showing the T. Rowe Price Georgia Bond Yield Index for 12 months ended 8/31/95.